UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005

The PBSJ Corporation

(Exact Name of Registrant as Specified in Charter)

FLORIDA	000-30911	59-1494168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Northwest 107 Avenue, Miami, FL 33172

(Address of Principal Executive Offices)

305-514-3458

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously announced, The PBSJ Corporation (the “Company”) has been conducting an investigation, with the assistance of independent legal counsel and accounting advisors, of certain accounting irregularities and misappropriation of Company assets. The Company announced on a Form 8-K filed on March 30, 2005 with the Securities and Exchange Commission that the previously issued audited consolidated financial statements for the fiscal years ended September 30, 2004, 2003, and 2002, and the related reports of independent registered public accounting firms and the unaudited condensed consolidated financial statements for each of the fiscal quarters during such years should not be relied on and may have to be restated.

As a result of the Company’s investigation, which is ongoing, the Company now believes that its audited consolidated financial statements for its fiscal years ended September 30, 2001, 2000 and 1999 and each of the fiscal quarters during such years may need to be restated. As a result, the Audit Committee of the Company’s Board of Directors concluded on May 6, 2005 that the previously issued audited consolidated financial statements for the fiscal years ended September 30, 2001, 2000 and 1999, the related reports of independent registered public accounting firm and the unaudited condensed consolidated financial statements for each of the fiscal quarters during such years should not be relied upon.

As the Company’s investigation into the circumstances giving rise to the potential restatements continues, the Company may discover information that will cause it to conclude that the consolidated financial statements for fiscal periods prior to 1999 will need to be restated. The Company cannot currently predict the outcome of such investigation.

The Company’s Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, and with PricewaterhouseCoopers LLP, the Company’s former independent registered public accounting firm with respect to the Company’s 2003, 2002, 2001, 2000 and 1999 financial statements and each of the fiscal quarters during such years.

Safe Harbor Statement

This Form 8-K contains forward-looking statements made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by their use of words, such as “estimate,” “expect,” “intend” and other words and terms of similar meaning, in connection with any discussion of the Company’s financial statements, business, financial condition, results of operations or liquidity. Factors that could affect the Company’s forward-looking statements include, among other things: the review of the December 31, 2004 fiscal quarter financial statements, the potential restatement of the audited September 30, 2004, 2003, 2002, 2001, 2000 and 1999 fiscal year financial statements, and the reviews of each of the fiscal quarters during the fiscal years ended September 30, 2004, 2003, 2002, 2001, 2000 and 1999 financial statements; negative reactions from the Company’s stockholders, creditors, customers or employees to the results of the review and restatement or further delay in providing financial information caused by the review and restatement; the impact and result of any litigation (including private litigation), or of any investigation by the Securities and Exchange Commission or any investigation by any other governmental agency related to the Company; the Company’s ability to manage its operations during and after the financial statement restatement process; the Company’s ability to successfully implement internal controls and procedures that remediate any material weakness in controls and ensure timely, effective and accurate financial reporting; changes in economic conditions; and other risks detailed from time to time in the Company’s SEC reports, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2004. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Several factors, including those identified above, could cause actual events to differ materially from the forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PBSJ Corporation

	By:	/s/ John B. Zumwalt, III
	Name:	John B. Zumwalt, III
Dated: May 11, 2005	Title:	Chairman and CEO